[USAA                      USAA STATE TAX-FREE TRUST
EAGLE                            FLORIDA FUNDS
LOGO (R)]              SUPPLEMENT DATED OCTOBER 20, 2005
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2005


INSERT THE FOLLOWING INFORMATION AS THE LAST PARAGRAPH UNDER THE SECTION ADMINISTRATION AND SERVICING AGREEMENT ON PAGES 29-30.

         In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended March 31, 2005, the Funds reimbursed the Manager for these legal and tax services as follows:

                 FUND                              2005
         Florida Tax-Free Income Fund           $  8,861
         Florida Tax-Free Money Market Fund     $  6,395

DELETE THE PARAGRAPH UNDER CUSTODIAN AND ACCOUNTING AGENT ON PAGE 33 AND REPLACE WITH THE FOLLOWING INFORMATION.

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on the Funds' investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions.


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